Goodwill	12 Months Ended
Dec. 31, 2019
Intangible Assets [Abstract]
Goodwill
Intangible assets
The composition of and movements in net intangible assets in 2019 and 2018 are as follows:

2019
Millions of euros	Balance at 12/31/2018	Additions (1)	Amortization	Disposals	Transfers and others	Translation differences and hyperinflation adjustments	Exclusion of companies	Balance at 12/31/2019
Service concession arrangements and licenses	9,995	25	(1,227)	(495)	333	23	(88)	8,566
Software	2,940	420	(1,464)	(4)	1,113	(6)	(19)	2,980
Customer base	2,138	—	(478)	—	9	(3)	—	1,666
Trademarks	690	—	(58)	—	—	8	—	640
Other intangible assets	77	15	(21)	—	(18)	(1)	—	52
Intangible assets in process	1,016	2,267	—	(1)	(1,146)	—	(6)	2,130
Total intangible assets	16,856	2,727	(3,248)	(500)	291	21	(113)	16,034
(1) Total additions of intangible assets in 2019 amounted to 2,733 million euros, including the additions corresponding to companies held for sale and sold companies during the annual reporting period (see Note 2).

2018
Millions of euros	Balance at 12/31/17	Additions	Amortization	Disposals	Transfers and others	Translation differences and hyperinflation adjustments	Exclusion of companies	Balance at 12/31/2018
Service concession arrangements and licenses	10,785	509	(1,221)	—	(9)	(69)	—	9,995
Software	2,987	632	(1,450)	(19)	876	(86)	—	2,940
Customer base	2,731	—	(539)	—	(5)	(49)	—	2,138
Trademarks	780	—	(58)	—	—	(32)	—	690
Other intangible assets	86	22	(30)	—	4	(2)	(3)	77
Intangible assets in process	636	815	—	—	(412)	(23)	—	1,016
Total intangible assets	18,005	1,978	(3,298)	(19)	454	(261)	(3)	16,856

The gross cost, accumulated amortization and impairment losses of intangible assets at December 31, 2019 and 2018 are as follows:

Balance at 12/31/2019
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	20,414	(11,848)	—	8,566
Software	17,578	(14,597)	(1)	2,980
Customer base	6,544	(4,878)	—	1,666
Trademarks	1,887	(1,247)	—	640
Other intangible assets	956	(901)	(3)	52
Intangible assets in process	2,130	—	—	2,130
Total intangible assets	49,509	(33,471)	(4)	16,034

Balance at 12/31/2018
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	21,145	(11,150)	—	9,995
Software	17,153	(14,213)	—	2,940
Customer base	6,766	(4,628)	—	2,138
Trademarks	1,853	(1,163)	—	690
Other intangible assets	1,022	(942)	(3)	77
Intangible assets in process	1,016	—	—	1,016
Total intangible assets	48,955	(32,096)	(3)	16,856

Additions of spectrum in 2019, including the additions corresponding to companies held for sale, amounting to 1,501 million euros (868 million euros in 2018).
In June 2019, as part of the 5G frequency auction, Telefónica Germany acquired a total of 90 MHz of spectrum in the 2 GHz and 3.6 GHz bands, for a total amount of 1,425 million euros. The German Federal Network Agency assigned the frequency blocks in August 2019:

•	At 2 GHz, a paired block of 5 MHz with a running time from 2021, and a paired block of 5 MHz with a running time from 2026; and

•	At 3.6 GHz, seven unpaired blocks of 10 MHz each, which will be made available gradually by 2022 at the latest.
In September 2019, Telefónica Germany, like the other auction participants, reached an agreement to pay in annual installments until 2030, beginning in December 2019, instead of one-time payment (see Note 21 and Appendix VI).
In addition, in Uruguay the acquisition of spectrum in 2.6 GHz band for 26 million euros.
The main acquisitions of radio spectrum in 2018 were as follows:

▪
In Telefónica United Kingdom, the acquisition of 40 MHz in the 2.3 GHz band for 230 million euros, and 40 MHz in the 3.4 GHz band amounting to 358 million euros registered as intangible assets in process.

▪	In Telefónica Spain, the acquisition of the purchase of spectrum in the 3.7 GHz band amounting to 108 million euros.

▪	In Telefónica Hispam Norte, the acquisition by Telefónica Móviles México of 2.5 GHz blocks for 33 million euros and the renewal of spectrum in the band of 1900 MHz for 102 million euros.

▪	In Telefónica Hispam Sur, the acquisition of spectrum in the 2.6 GHz band by Telefónica Argentina for 21 million euros.

Disposals of "Service concession arrangements and licenses" in 2019 correspond to the licenses to use spectrum of Telefónica Mexico (see Note 2).
"Transfers and others" in 2019 include the reclassification of the intangible assets of Telefónica de Costa Rica amounting to 65 million euros to "Non-current assets classified as held for sale" of the statements of financial position (see Note 30).
"Transfers and others" in 2018 included the reclassification of the intangible assets of Telefónica Móviles Guatemala and Telefónica Móviles El Salvador amounting to 44 and 30 million euros, respectively, to "Non-current assets classified as held for sale" of the statements of financial position (see Note 30).
Appendix VI contains the details of the main concessions and licenses which the Group operates.

“Exclusion of companies” in 2019 mainly corresponds to the sale of Telefonía Celular de Nicaragua and Telefónica Móviles Panamá amounting to 12 and 100 million euros, respectively (see Note 2).
The result of the translation to euros of the intangible assets by the companies of the Group in Argentina and Venezuela, together with the effect of the hyperinflation adjustments (see Note 2) are shown in the column "Translation differences and hyperinflation adjustments". The hyperinflation adjustment at January 1, 2018 corresponding to the intangible assets of the Group companies in Argentina totaled 483 million euros (mainly 458 million euros for service concession arrangements and licenses and 24 million euros for software).
Goodwill

Movement in goodwill

The movement in goodwill assigned to each Group segment was as follows:

2019
Millions of euros	Balance at 12/31/2018	Disposals	Additions	Write-offs	Exchange rate impact and other	Balance at 12/31/2019
Telefónica Spain	4,310	(11)	—	—	—	4,299
Telefónica Brazil	8,991	(1)	—	—	(176)	8,814
Telefónica Germany	4,815	—	4	—	—	4,819
Telefónica United Kingdom	4,611	—	—	—	236	4,847
Telefónica Hispam Norte	464	(144)	—	—	5	325
Telefónica Hispam Sur	2,462	(22)	—	(206)	(31)	2,203
Others	95	(1)	2	—	—	96
Total	25,748	(179)	6	(206)	34	25,403

2018
Millions of euros	Balance at 12/31/2017	Transfer to Non-currents assets held for sale	Write-offs and disposals	Exchange rate impact and other	Balance at 12/31/2018
Telefónica Spain	4,310	—	—	—	4,310
Telefónica Brazil	10,057	—	—	(1,066)	8,991
Telefónica Germany	4,815	—	—	—	4,815
Telefónica United Kingdom	4,648	—	—	(37)	4,611
Telefónica Hispam Norte	1,002	(183)	(350)	(5)	464
Telefónica Hispam Sur	1,907	—	—	555	2,462
Others	102	—	(6)	(1)	95
Total	26,841	(183)	(356)	(554)	25,748

As explained hereafter, in 2019 an impairment loss was recognized on the goodwill assigned to Telefónica Argentina, amounting to 206 million euros, with a balancing entry in “Other expenses” (see Note 26).
The disposals of goodwill in 2019 in the segment Telefónica Hispam Norte correspond to the sale of Telefónica Móviles Panamá and Telefonía Celular de Nicaragua (see Note 2).
The rest of disposals in 2019 corresponds to the sale of the Data Centers businesses (see Note 2).
The amount transferred in 2018 to Non-current assets held for sale corresponded to Telefónica Móviles Guatemala and Telefónica Móviles El Salvador (see Notes 2 and 30).
In 2018, an impairment loss was recognized for the total value of the goodwill assigned to Telefónica Móviles México, amounting to 350 million euros, with a balancing entry in “Other expenses”. In addition, goodwill of 6 million euros from the sale of Tokbox Inc was derecognized (see Note 26).

As explained in Note 2, in 2019 and 2018 Telefónica Group applied inflation adjustments to its companies whose functional currency is the Argentine peso. The adjustment for inflation at January 1, 2018, of the goodwill recognized in relation to the Group’s operators in Argentina was 858 million euros, recorded in the column "Exchange rate impact and other" of Telefónica Hispam Sur.

Cash-generating units
In order to test for impairment, goodwill was allocated to the different cash-generating units (CGUs), which are grouped into the following reportable operating segments:

Millions of euros	12/31/2019	12/31/2018
Telefónica Spain	4,299	4,310
Telefónica Brazil	8,814	8,991
Telefónica Germany	4,819	4,815
Telefónica United Kingdom	4,847	4,611
Telefónica Hispam Norte	325	464
Colombia	195	192
Central America	—	144
Ecuador	130	128
Telefónica Hispam Sur	2,203	2,462
Chile	856	906
Peru	766	744
Argentina	557	785
Uruguay	24	27
Others	96	95
TOTAL	25,403	25,748

Goodwill is tested for impairment at the end of the year using the business plans (approved by the Board of Directors) of the cash-generating units to which the goodwill is assigned. The business plans cover a four years period, including the closing year. Therefore, in order to complete the five years of cash flows after the closing year, an additional two-year normalization period is added to the business plans based on the operating ratios until the terminal parameters are reached. The analysts consensus' forecasts are used as a reference. For specific cases, extended business plans are used to cover the five-year period of cash flows, when the normalization period does not properly reflect the expected evolution of the business. Finally, to determine the terminal value of each CGU, a constant free cash flows growth over time is assumed, applying a terminal growth rate. The model used is similar to the dividend discount model developed by Gordon-Shapiro, internationally recognized for business valuations.
The process of preparing the CGUs’ business plans considers the current market condition of each CGU, analyzing the macroeconomic, competitive, regulatory and technological environments, as well as the growth opportunities of the CGUs, and the differentiation capabilities compared to the competition based on market projections. A growth target is therefore defined for each CGU, based on the appropriate allocation of operating resources and the capital investments required to achieve the target. In addition, operating efficiency improvements are defined, in line with the strategic transformation initiatives, in order to increase the forecasted operating cash flow. In this process, the Group considers the compliance with business plans in the past.
Main assumptions used in calculating value in use
CGUs’ value in use are calculated based on the approved business plans. Certain variables are then considered, including the long-term OIBDA margin and the long-term Capital Expenditure ratio (expressed as a percentage of revenue), which are considered the key operating variables to measure business performance and to set financial targets. Finally, the discount rates and the perpetuity growth rates are considered.
The main variables considered for the most significant CGUs (Brazil, Spain, United Kingdom and Germany), are described below.

Revenues
In terms of revenues, the plan is in line with the average three-year estimates made by analysts, which include a trend towards stability or improvement.
The OIBDA margin and long-term Capital Expenditure (CapEx) ratio
The values obtained, as described in the previous paragraphs, are compared with the available data on competitors in the geographic markets where Telefónica Group operates. With regard to Europe, the long-term OIBDA margin for operations in Spain is around 40%, while it is lower in Germany and the United Kingdom (around 30%). The long-term OIBDA margin is therefore in line with analysts' forecasts over a three-year horizon, with Spain estimated at around 40%, Germany at 33% and the United Kingdom at 31%.
Regarding the long-term ratio of CapEx over revenues, forecasted in the business plans, the Group’s European operators invest at a percentage of revenue aligned with the range for peers in the region. However, the valuations performed for the impairment tests for Spain, Germany and United Kingdom consider the opinions of Telefónica Group’s analysts with regard to investment needs (around 13% for the three countries).
The OIBDA margin for Brazil is also around 40%, within the range of analysts' long-term forecasts (at around 43%). Over the term of the business plans, the operator will invest a percentage in line with the investment needs forecasted by analysts (around 18%).
Discount rate
The discount rate, applied to measure cash flows, is the weighted average cost of capital (WACC), determined by the weighted average cost of equity and debt according to the finance structure established for each CGU.
This rate is calculated using the capital asset pricing model (CAPM), which considers the asset’s systemic risk, and the impact of those risks not already considered on cash flows, such as country risk, business-specific credit risk, currency risk and price risk specific to the financial asset.

Within the most relevant CGUs, we consider again in the United Kingdom the uncertainty surrounding Brexit. Thus, while an initial agreement was reached with the EU, the uncertainty remains about the new trading relationship with Europe, which continues generating an adverse impact on certain financial indicators and lower economic growth than would otherwise be the case. For this reason, the cost of capital used in the valuation continues to be stressed, through a higher market premium in line with the implicit one.
The most significant components of WACC are summarized as follows:

•
Risk-Free Rate: defined as the interest rate offered by long-term sovereign bonds. The rate is determined using current market data and equilibrium level estimates (according to standard econometric models, supported by modeling of neutral rates prepared by the central banks themselves) in which the interest rates should be located, thus adjusting the yields, set at low rates due to the high influence of public debt purchased by central banks.

•
Political Risk Premium: adds the country's insolvency risk due to political and/or financial events; calculation is based on the quoted prices of credit default swaps for each country or, the EMBI+ index published by JP Morgan based on the information available and the liquidity conditions of these swaps.

•
Equity Risk Premium (ERP): the return in excess that equity assets are expected to yield over the risk-free rate. This is determined using a combination of historical approaches (ex post) backed by external publications and studies based on historical market returns series, and prospective approaches (ex-ante), based on market publications, considering the medium- and long-term profit expectations based on the degree of maturity and development of each country.

•
Beta Coefficient: a measure of the volatility, or systematic risk, of an equity asset in comparison to the entire market. It is estimated based on a series of historical share prices of comparable companies listed on the stock exchange, to estimate the correlation between the company shares´ returns and the stock market returns, of the country where the company is listed.

The main underlying data used in these calculations are obtained from independent and renowned external information sources.
The discount rates applied to the cash flow projections in 2019 and 2018 for the main CGUs are as follows:

	2019		2018
Discount rate in local currency	Before tax	After-tax	Before tax	After-tax
Spain	8.2%	6.2%	8.3%	6.4%
Brazil	12.6%	10.0%	14.4%	11.2%
United Kingdom	7.8%	6.2%	7.5%	6.3%
Germany	7.8%	4.9%	6.9%	5.2%

Perpetuity growth rate
Cash flow projections from the sixth year are calculated using an expected constant growth rate (g), considering the analyst consensus estimates for each business, based on the maturity of the industry and technology, and the degree of development of each country. Each indicator is compared to the forecasted long-term real and nominal GDP growth of each country and growth data from external sources, adjusting any particular case with specific characteristics related to the business evolution.
The perpetuity growth rates applied to the cash flow projections in 2019 and 2018 for the main CGUs are as follows:

Perpetuity growth rate in local currency	2019	2018
Spain	1.0%	0.9%
Brazil	4.5%	4.5%
United Kingdom	0.8%	0.8%
Germany	1.1%	1.0%

There were no significant changes in the perpetuity growth rates for 2019 compared to 2018. Europe remains around 1%.
In Brazil, the perpetuity growth rate is in line with the Brazilian Central Bank’s medium-term inflation target (4%, within a range of ±1.5 percentage points) and is aligned with the analysts consensus for the business plans horizon (below 4.5%) yet below the forecasted nominal GDP growth rate (which oscillates around 6.5%). A conservative outlook was maintained in line with analysts’ expectations.
Sensitivity to changes in assumptions
The Group performs a sensitivity analysis of the impairment test by considering reasonable changes in the main assumptions used in the test. For the main CGU, the following maximum increases or decreases were assumed, expressed in percentage points (percentage points):

Changes in key assumptions, In percentage points (percentage points)	Spain	United Kingdom	Germany	Brazil
Financial variables
Discount rate	+/- 0.5	+/- 1	+/- 0.5	+/- 1
Perpetuity growth rates	+/- 0.25	+/- 0.5	+/- 0.25	+/- 0.5
Long-term operating variables
OIBDA Margin	+/- 2	+/- 1.5	+/- 1.5	+/- 2
Ratio of CapEx/Revenues	+/- 1	+/- 0.75	+/- 0.75	+/- 1

The sensitivity analysis revealed a comfortable gap between the recoverable value and carrying amount for the main CGUs at December 31, 2019.

For the sensitivity analysis of the valuation of Telefónica United Kingdom, the threshold of the reasonable variations of financial assumptions were increased, due to the uncertainty of Brexit (to +/- 1 percentage points in the discount rate and +/- 0.5 percentage points in the perpetuity growth rate). In the case of the reasonable variations of the operating variables, there is also a significant gap between these valuations and the carrying value. Although the final result of Brexit could have a negative effect on Telefónica United Kingdom, it must be pointed out that, since the Brexit referendum took place in 2016, the company has not experienced any worsening of its operating variables, recording growth in revenue, OIBDA and OIBDA margin in the last three years in local currency (see Note 4).
In the case of Telefónica Peru, affected by competitive intensity and the negative impact of regulation, an increase of 50 basis points in its WACC (from 8.4% to 8.9%), would generate an impairment of goodwill of approximately 60 million euros, while a lower terminal growth rate of 50 basic points (from 3.3% to 2.8%) would have a negative impact amounting to 26 million euros. In turn, a 1.25 percentage points decrease in the long-term OIBDA margin, would have a negative impact amounting to 130 million euros, and a 0.63 percentage points increase in the investment/sales ratio would generate an impairment of goodwill amounting to 44 million euros.
Calculation of the recoverable amount of Telefónica Argentina

The country’s delicate financial situation, aggravated after the virulent financial impact of the primary elections held in August 2019, the deterioration in economic activity and the uncertainty awaiting a new sustainable economic/financial program after the new Government was formed have strained financial variables.
In that context, and considering the sensitivity of the impairment test identified for Telefónica Argentina in 2018, the Group made an additional analysis to determine the recoverable amount of the CGU, by calculating the fair value less costs to sale (see Note 3.f), using discounted cash flow projections.
To this end, a new business plan was prepared that entails a moderation in cash generation compared to previous years and additionally cost efficiencies and strategic synergies were considered, reflected in previous transactions both in the Group and third parties.
The WACC rate, in local currency, considers inflation that affects business cash flows in the plan’s horizon, converging in a perpetuity discount rate of around 22% and terminal nominal growth of 10%, aligned with the expected normalization for the inflation rate. Both variables are also aligned with the consensus of Argentine market analysts of using hard currency. The resulting valuation is classified in the Level 3 of the measurement hierarchy under IFRS 13.
As a result of this analysis, in 2019 an impairment loss was recognized on the goodwill assigned to Telefónica Argentina, amounting to 206 million euros. Regarding the sensitivity of the calculation, an increase of 200 basis points in its WACC, would generate an additional impairment of goodwill of approximately 220 million euros, while a lower terminal growth rate of 0.75 percentage points, would increase this negative impact in 100 million euros. In turn, a 1.5 percentage points drop in the OIBDA margin would increase the impairment in approximately 200 million euros, and a 0.75 percentage points increase in the investment/sales ratio would generate an additional impairment of goodwill amounting to 100 million euros.